Exhibit 10.3

EXECUTION VERSION

BELK, INC.

BELK ADMINISTRATION COMPANY

BELK INTERNATIONAL, INC.

BELK STORES SERVICES, INC.

BELK-SIMPSON COMPANY, GREENVILLE, SOUTH CAROLINA

THE BELK CENTER, INC.

BELK ACCOUNTS RECEIVABLE LLC

BELK STORES OF VIRGINIA LLC

BELK GIFT CARD COMPANY LLC

BELK MERCHANDISING LLC

BELK TEXAS HOLDINGS LLC

BELK DEPARTMENT STORES LP

BELK ECOMMERCE LLC

BELK STORES OF MISSISSIPPI LLC

2801 West Tyvola Road

Charlotte, North Carolina 28217

FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT

$125,000,000 6.20% Senior Notes due August 31, 2017

Dated as of December 3, 2015

To the Holders of the Senior Notes

Named In the Attached Schedule I

Ladies and Gentlemen:

Reference is hereby made to that certain Note Purchase Agreement dated as of August 31, 2007 (as from time to time amended, supplemented or modified, the “Note Purchase Agreement”) by and among Belk, Inc., a Delaware corporation (the “Company”), certain of the subsidiaries of the Company listed on the signature pages hereto (the “Subsidiary Obligors”, and together with the Company and each other Person required to become an obligor pursuant to Section 9.9 of the Note Purchase Agreement, the “Obligors”) and you pursuant to which the Obligors issued and sold 6.20% Senior Notes, due August 31, 2017 in the aggregate principal amount of $125,000,000 (the “Notes”). You are referred to herein individually as a “holder” and collectively as the “holders.” Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Note Purchase Agreement, as amended by this First Amendment to Note Purchase Agreement (this “First Amendment”).

The Company has entered into an Agreement and Plan of Merger, dated as of August 23, 2015 (as it may be amended from time to time, the “Merger Agreement”) with Bear Parent Inc., a Delaware corporation (“Parent”), and Bear Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of Parent (the “Sycamore Merger”). After completion of the Sycamore Merger, the Company will become an affiliate of investment funds managed by Sycamore Partners Management, L.P. The Obligors request that the holders consent to amendments to the Note Purchase Agreement relating to the prepayment of the Notes in connection with the Sycamore Merger.

In consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Obligors and the holders agree as follows:

1.	AMENDMENT OF NOTE PURCHASE AGREEMENT.

1.1. Amendment to Section 8. The following Section 8.7 is added to the Note Purchase Agreement to read in its entirety as follows:

Section 8.7 Prepayment in Connection with the Sycamore Merger.

(a)

Mandatory Prepayment. The Obligors, promptly after the effective date of the First Amendment, and in any event within 5 Business Days after the effective date of the First Amendment, shall give the holders notice of prepayment of all Notes pursuant to this Section 8.7(a), which notice shall not be rescindable except as provided in Section 8.7(c) (Termination; Deferral) below, setting forth in such notice an estimated prepayment date that shall occur substanially simultaneously with the Sycamore Merger and in no event shall it occur more than 2 Business Days after the date on which the Sycamore Merger is consummated (the date on which prepayment is proposed in such notice, the “Sycamore Prepayment Date”), and on the Sycamore Prepayment Date, unless the Merger Agreement is terminated or the Sycamore Prepayment Date is deferred to the Deferred Sycamore Prepayment Date pursuant to Section 8.7(c) (Termination; Deferral) below, the Obligors shall prepay all, but not less than all, of the Notes held by each holder (in this case only, “holder” in respect of any Note registered in the name of a nominee for a disclosed beneficial owner (any such disclosed beneficial owner being identified on Schedule I to the First Amendment) shall mean such beneficial owner), at 100% of the principal amount so prepaid, plus accrued and unpaid interest, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount (in the aggregate, the “Prepayment Amount”). Any prepayment made pursuant to this Section 8.7(a) shall be made in accordance with the provisions of Section 14 of the Note Purchase Agreement. Upon payment of the

Prepayment Amount by the Obligors directly to the holders pursuant to Section 14.2 of the Note Purchase Agreement, the debt represented by the Notes shall be satisfied and discharged in full and the provisions of the Note Purchase Agreement shall cease to have effect (other than those that shall survive by their express terms); provided that if the First Amendment shall be terminated in accordance with Section 2 of the First Amendment, the obligation of the Obligors to prepay the Notes pursuant to this Section 8.7(a) shall terminate.

(b)	Notices. Two Business Days prior to the Sycamore Prepayment Date, the Obligors will send to each holder of Notes a written notice (the “Prepayment Notice”) under this Section 8.7 specifying (i) the Sycamore Prepayment Date (which shall be a Business Day), (ii) the aggregate principal amount of the Notes to be prepaid, (iii) the principal amount of each Note held by such holder, (iv) the interest to be paid on the proposed Sycamore Prepayment Date with respect to such principal amount being prepaid, and (v) the Make-Whole Amount due in connection with such prepayment (calculated using the Reinvestment Yield on the date of such notice and assuming that the Settlement Date in respect of the Notes will be the date of the proposed Sycamore Prepayment Date set forth in such notice). The Prepayment Notice delivered in accordance with this Section 8.7(b) shall be accompanied by a certificate of the Senior Financial Officer of each Obligor setting forth the details of the computation of the Make-Whole Amount specified in such Prepayment Notice.

(c)

Termination; Deferral. The obligation of the Obligors to prepay Notes pursuant to this Section 8.7 on the Sycamore Prepayment Date is subject to and conditioned upon the occurrence of the Sycamore Merger and shall be void and of no force and effect in the event that the Merger Agreement is terminated prior to consummation of the Sycamore Merger in accordance with Article VIII thereof. In the event that the Merger Agreement is terminated prior to consummation of the Sycamore Merger, the Obligors shall promptly send a written notice to the holders of the Notes, and upon delivery of such notice, the First Amendment shall be void and of no force and effect. In the event that the Sycamore Merger does not occur on or prior to the Sycamore Prepayment Date set forth in the Prepayment Notice but the Merger Agreement remains in effect, the Sycamore Prepayment Date shall be deferred until a date not later than the date on which the Sycamore Merger is consummated (the “Deferred Sycamore Prepayment Date”) and, so long as a new certificate is not required to be delivered pursuant to the terms of the immediately following sentence, the Make-Whole Amount is not required to be recalculated pursuant to the terms of this Section 8.7(c) and shall be the same amount as set forth in the most recent notice provided to holders of the Notes in accordance with Section 8.7(b). Notwithstanding the foregoing, in the event that the Deferred Sycamore Prepayment Date is proposed to be a date more than 5 Business Days after the original Sycamore Prepayment Date, the Make-Whole Amount shall be recalculated and in connection therewith, two Business Days prior to the Deferred Sycamore Prepayment Date, the Obligors shall deliver to each holder of Notes a new certificate of a

Senior Financial Officer of each Obligor specifying the Deferred Sycamore Prepayment Date and the recalculation of such Make-Whole Amount (which recalculation shall be done using the Reinvestment Yield on the date such new certificate is delivered and assuming that the Settlement Date in respect of the Notes will be the date of the Deferred Sycamore Prepayment Date set forth in such certificate) and the interest to be paid as of such Deferred Sycamore Prepayment Date. If the Sycamore Merger does not occur on the Deferred Sycamore Prepayment Date, the Company may defer the Sycamore Prepayment Date (or the Deferred Sycamore Prepayment Date, as the case may be) in accordance with this Section 8.7(c) again or for as many times as necessary for so long as the First Amendment remains effective.

1.2. Amendment to Schedule B. The following new definitions are added to Schedule B, in the appropriate alphabetical order:

“Deferred Sycamore Prepayment Date” is defined in Section 8.7(c).

“First Amendment” means the First Amendment to Note Purchase Agreement, dated as of December 3, 2015 by and among the Obligors and the holders of the Notes.

“Merger Agreement” means that certain Agreement and Plan of Merger (as it may be amended from time to time), dated as of August 23, 2015, by and among Bear Parent Inc., a Delaware corporation, Bear Merger Sub Inc., a Delaware corporation, and the Company.

“Prepayment Amount” is defined in Section 8.7(a).

“Prepayment Notice” is defined in Section 8.7(b).

“Sycamore Merger” means the merger of Bear Merger Sub Inc., a Delaware corporation, with and into the Company with the Company continuing as the surviving corporation pursuant to the terms of the Merger Agreement.

“Sycamore Prepayment Date” is defined in Section 8.7(a).

2.	EFFECTIVE DATE

This First Amendment shall be deemed to be effective as of the date first written above upon execution by each holder of Notes outstanding and receipt by the holders of a counterpart of this First Amendment duly executed by the Obligors. Notwithstanding the foregoing, the First Amendment shall cease to be effective in the event that the Merger Agreement has been terminated in accordance with Article VIII thereof prior to the consummation of the Merger.

3.	MISCELLANEOUS

3.1. Representations of the Obligors. The Obligors, jointly and severally, represent and warrant to the holders that (a) the execution, delivery and performance by each Obligor of this First Amendment have been duly authorized by all necessary corporate or other organizational action on the part of such Obligor, (b) this First Amendment constitutes the legal, valid and binding obligation of each Obligor, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (c) (i) the representations and warranties of the Obligors contained in the Note Purchase Agreement are true and correct as though made on and as of the date first written above, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date; provided that this clause (c)(i) shall not apply with respect to those representations and warranties contained in Section 5.4 of the Note Purchase Agreement, and (ii) as of the date first written above, no Default or Event of Default exists and is continuing under the Note Purchase Agreement.

3.2. Representations of Holders. Each holder represents and warrants to the Obligors that it or its nominee is the registered holder of the aggregate principal amount of Notes set forth opposite such holder’s name on Schedule I to this First Amendment, and that it has full power and authority to execute and deliver this First Amendment with respect to the Notes set forth opposite such holder’s name on Schedule I to this First Amendment. Each holder hereby confirms the accuracy of the payment instructions set forth in Schedule A to the Note Purchase Agreement unless such holder shall have otherwise advised the Company in writing after the date of this First Amendment and not less than two Business Days prior to the Sycamore Prepayment Date.

3.3. Expenses of Counsel. The Obligors, jointly and severally, agree to pay all fees and expenses of Schiff Hardin LLP, special counsel to the holders, for services rendered in connection with this First Amendment on or before the Sycamore Prepayment Date or the Deferred Sycamore Prepayment Date, if applicable, or the date on which the Merger Agreement is terminated.

3.4. Ratification. Except as amended hereby, the Note Purchase Agreement, including the representations and warranties contained therein, shall remain in full force and effect and is ratified, approved and confirmed in all respects as of the date first above written.

3.5. Reference to and Effect on the Note Amendment. Upon the effectiveness of this First Amendment, each reference in the Note Purchase Agreement and in other documents describing or referencing the Note Purchase Agreement to the “Agreement,” “Note Purchase Agreement,” “hereunder,” “hereof,” “herein,” or words of like import referring to the Note Purchase Agreement, shall mean and be a reference to the Note Purchase Agreement, as amended hereby, so long as the First Amendment shall be in effect.

3.6. Binding Effect. This First Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

3.7. Governing Law. This First Amendment shall be construed and enforced in accordance with, and the rights of the parties hereto shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

3.8. Counterparts; Facsimile. This First Amendment may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. Further, signatures transmitted by facsimile or other electronic transmission shall be accepted as originals for all purposes of this First Amendment.

3.9. Headings. The descriptive headings of the various Sections or parts of this First Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Obligors and the holders have caused this First Amendment to be executed and delivered by their respective officer(s) or authorized representative(s) thereunto duly authorized.

BELK, INC.

By:	/s/ Adam M. Orvos
	Name:	Adam M. Orvos
	Title:	Executive Vice President and Chief Financial Officer

BELK ADMINISTRATION COMPANY

By:	/s/ Adam M. Orvos
	Name:	Adam M. Orvos
	Title:	Executive Vice President and Chief Financial Officer

BELK INTERNATIONAL, INC.

By:	/s/ Adam M. Orvos
	Name:	Adam M. Orvos
	Title:	Executive Vice President and Chief Financial Officer

BELK STORES SERVICES, INC.

By:	/s/ Adam M. Orvos
	Name:	Adam M. Orvos
	Title:	Executive Vice President and Chief Financial Officer

BELK-SIMPSON COMPANY, GREENVILLE, SOUTH CAROLINA

By:	/s/ Adam M. Orvos
	Name:	Adam M. Orvos
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to First Amendment to Note Purchase Agreement]

THE BELK CENTER, INC.

By:	/s/ Adam M. Orvos
	Name:	Adam M. Orvos
	Title:	Executive Vice President and Chief Financial Officer

BELK ACCOUNTS RECEIVABLE LLC

By:	/s/ Adam M. Orvos
	Name:	Adam M. Orvos
	Title:	Executive Vice President and Chief Financial Officer

BELK STORES OF VIRGINIA LLC

By:	/s/ Adam M. Orvos
	Name:	Adam M. Orvos
	Title:	Executive Vice President and Chief Financial Officer

BELK GIFT CARD COMPANY LLC

By:	/s/ Adam M. Orvos
	Name:	Adam M. Orvos
	Title:	Executive Vice President and Chief Financial Officer

BELK MERCHANDISING LLC

By:	/s/ Adam M. Orvos
	Name:	Adam M. Orvos
	Title:	Executive Vice President and Chief Financial Officer

BELK TEXAS HOLDINGS LLC

By:	/s/ Adam M. Orvos
	Name:	Adam M. Orvos
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to First Amendment to Note Purchase Agreement]

BELK DEPARTMENT STORES LP

By:	/s/ Adam M. Orvos
	Name:	Adam M. Orvos
	Title:	Executive Vice President and Chief Financial Officer

BELK ECOMMERCE LLC

By:	/s/ Adam M. Orvos
	Name:	Adam M. Orvos
	Title:	Executive Vice President and Chief Financial Officer

BELK STORES OF MISSISSIPPI LLC

By:	/s/ Adam M. Orvos
	Name:	Adam M. Orvos
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to First Amendment to Note Purchase Agreement]

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

	By:	/s/ Ashley Dexter
		Name:	Ashley Dexter
		Title:	Vice President

UNIVERSAL PRUDENTIAL ARIZONA REINSURANCE COMPANY

By:	Prudential Investment Management, Inc., as investment manager

	By:	/s/ Ashley Dexter
		Name:	Ashley Dexter
		Title:	Vice President

UNITED OF OMAHA LIFE INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

	By:	/s/ Ashley Dexter
		Name:	Ashley Dexter
		Title:	Vice President

[Signature Page to First Amendment to Note Purchase Agreement]

SCHEDULE I

HOLDER	AGGREGATE PRINCIPAL AMOUNT OF NOTES HELD

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA c/o Investment Operations Group Gateway Center Two, 10th Floor 100 Mulberry Street Newark, NJ 07102-4077	$110,050,000.00

UNIVERSAL PRUDENTIAL ARIZONA REINSURANCE COMPANY c/o The Prudential Insurance Company of America c/o Investment Operations Group Gateway Center Two, 10th Floor 100 Mulberry Street Newark, NJ 07102-4077	$7,500,000.00

UNITED OF OMAHA LIFE INSURANCE COMPANY c/o JPMorgan Chase Bank 14201 Dallas Parkway - 13th Floor Dallas, TX 75254-2917 Attn: Income Processing — G. Ruiz a/c: G09588	$7,450,000.00

SCHEDULE I

(First Amendment to Note Purchase Agreement)